Leases and Restricted Cash - Net Investments in Direct Financing Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net Investments in Direct Financing Leases
Total minimum lease payments to be received	$ 623,739	$ 662,912
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	523	554
Less unearned revenue	(415,841)	(448,890)
Total	403,386	409,541
Less current portion	6,656	6,074
Total	$ 396,730	$ 403,467